Supplement dated March 10, 2016
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - Managed Volatility Moderate Growth Fund	5/1/2015
As of March 10, 2016, the Effective Date, the following paragraph is hereby added to the "Performance Information" section of the Fund's Summary:
Effective March 10, 2016, the Fund compares its performance to that of an index consisting of 50% Barclays U.S. Aggregate Bond Index, 35% Russell 3000 Index and 15% MSCI EAFE Index (Net) (the New Blended Index). Prior to this date, the Fund compared its performance to that of an index consisting of 50% Barclays U.S. Aggregate Bond Index, 26% S&P 500 Index, 15% MSCI EAFE Index (Net) and 9% Russell 2000 Index (the Former Blended Index). The Fund’s investment manager believes that the New Blended Index provides a more appropriate basis for comparing the Fund’s performance. Information on the Former Blended Index will be included for a one-year transition period.
Additionally, as of the Effective Date, the “Average Annual Total Returns” table within the “Performance Information” section of the Fund’s Summary is deleted in its entirety and replaced with the following:
Average Annual Total Returns (for periods ended December 31, 2015)
	Share Class Inception Date	1 Year	Life of Fund
Class 2	04/19/2012	-2.52%	5.05%
New Blended Index (consists of 50% Barclays U.S. Aggregate Bond Index, 35% Russell 3000 Index and 15% MSCI EAFE Index (Net)) (reflects reinvested dividends net of withholding taxes on the MSCI EAFE Index portion of the New Blended Index, and for all indexes reflects no deductions for fees, expenses or other taxes)		0.58%	6.74%
Former Blended Index (consists of 50% Barclays U.S. Aggregate Bond Index, 26% S&P 500 Index, 15% MSCI EAFE Index (Net) and 9% Russell 2000 Index) (reflects reinvested dividends net of withholding taxes on the MSCI EAFE Index portion of the Former Blended Index, and for all indexes reflects no deductions for fees, expenses or other taxes)		0.39%	6.67%
Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)		0.55%	1.95%

The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6538-9 A (3/16)